UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 24, 2008

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of June 24, 2008, the Board of Directors (the “Board”) of WD-40 Company (the “Company”) voted to amend and restate the Company’s Bylaws. The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which summary is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

General

The Amended and Restated Bylaws are referred to herein as the Amended Bylaws. The Company’s Bylaws as previously in effect are referred to herein as the Former Bylaws.

In addition to the amendments summarized below, the Amended Bylaws include certain non-substantive changes to (i) clarify language, (ii) comply with or be consistent with Delaware law and (iii) make various technical or typographical corrections.

Article II – Meetings of Stockholders

Annual Meeting. As permitted by Delaware law, the Amended Bylaws grant to the Board the discretion to determine that the annual meeting of stockholders is to be held solely by means of remote communication. The Board has not made any determination to hold meetings of the stockholders solely by means of remote communication.

Special Meetings of Stockholders. The Amended Bylaws provide for the holding of special meetings of stockholders. A special meeting of stockholders may be called by the Board for any purpose or purposes prescribed in the notice of meeting and shall be held at such time and place (if any) as the Board may fix. The Board may determine, in its sole discretion, to hold the meeting solely by means of remote communication. Business conducted at a special meeting shall be limited to the purpose or purposes set forth in the notice of meeting. The Former Bylaws did not include specific provisions relating to the holding of special meetings of stockholders.

Notice of Stockholder Meetings. The Amended Bylaws clarify that, as permitted by Delaware law, a notice may be given by means of electronic communication, such as facsimile or electronic mail. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent that notice has been given by personal delivery, mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice of the time, place and purpose of such meeting may be waived by a signed writing and will be waived by any stockholder in attendance who does not otherwise express an objection to the meeting at the beginning of the meeting. The Former Bylaws did not include comparable provisions.

Article III – Directors

Special Meetings. The Amended Bylaws clarify that notice of a special meeting of the Board shall not be required to be given to any director who attends the meeting except if the director otherwise expresses an objection to the meeting at the beginning of the meeting. Notice of the purpose of a special meeting of the Board need not be given unless otherwise required by law or by the bylaws. The Former Bylaws did not include comparable provisions.

Article IV – Officers

Officers. The Amended Bylaws specify that the officers of the Company shall include a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer and one or more Vice Presidents in addition to a President, a Secretary, and a Treasurer. The Former Bylaws provided for discretionary appointment of a Chairman of the Board and Vice Presidents. The Amended Bylaws specify that unless otherwise specified by the Board, the President and the Treasurer will also serve as the Chief Executive Officer and the Chief Financial Officer, respectively. The Former Bylaws specified that the President and the Treasurer served as the Chief Executive Officer and Chief Financial Officer, respectively.

Article V – Other Provisions

The Amended Bylaws specify that the directors and officers of the Company may rely in good faith on the books of account and other Company records, including information, opinions, reports or statements by officers, employees or committees of the Board, or by any other person as to matters which such director or officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. The Former Bylaws did not include comparable provisions.

Article VI – Indemnification

The Amended Bylaws include revisions to the indemnification obligations of the Company to its directors, officers, employees and agents, including such persons serving in a fiduciary capacity with respect to employee benefit plans of the Company. The Amended Bylaws specify that current and former officers and directors are entitled to indemnification from the Company as a matter of contract right to the maximum extent permitted by Delaware law. Other employees and agents may be indemnified by the Company to the same or to a lesser extent upon a determination by the Board that the employee or agent acted in good faith and in the best interests of the Company. The Former Bylaws authorized the Company to provide indemnification to directors, officers, employees and agents if such person acted in good faith and in the best interests of the Company. Under the Former Bylaws, directors, officers, employees and agents, excluding such persons serving in a fiduciary capacity with respect to employee benefit plans of the Company, were entitled to indemnification for expenses incurred in defense of claims to the extent that such person is successful on the merits in defense of the claim.

The Amended Bylaws clarify limitations on the right of a director, officer, employee or agent to be indemnified consistent with Delaware law.

The Amended Bylaws include provisions consistent with Delaware law with respect to the right of a claimant to bring suit against the Company for indemnification to which the claimant may be entitled under the Company’s Bylaws. The Former Bylaws did not include comparable provisions.

The Amended Bylaws specify that no amendment or repeal of the indemnification provisions of the Bylaws will have retroactive effect with respect to conduct or events that have occurred prior to such amendment or repeal so as to adversely affect the rights of any person under such provisions. Subject to limitations provided under Delaware law, the Amended Bylaws further specify that to the extent that there is any conflict between the terms of the indemnification provisions of the Bylaws, the Company’s Certificate of Incorporation or any agreement or other source of indemnification to which a person may claim a right to indemnification, the broadest possible right to indemnification shall apply. The Former Bylaws did not include comparable provisions.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 3.1 BYLAWS OF WD-40 COMPANY

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company (Registrant)

Date: June 27, 2008	/s/ JAY REMBOLT
Jay Rembolt
Chief Financial Officer
(Principal Financial Officer)

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